FCF SA-2
FCF SAA-2

                         SUPPLEMENT DATED MARCH 15, 2006
                 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                         FRANKLIN CUSTODIAN FUNDS, INC.
                 (FRANKLIN DYNATECH FUND, FRANKLIN GROWTH FUND,
     FRANKLIN INCOME FUND, FRANKLIN UTILITIES FUND, FRANKLIN U.S. GOVERNMENT
                                SECURITIES FUND)
                             DATED FEBRUARY 1, 2006

The Statement of Additional Information is amended as follows:

For the Franklin Income Fund, the "Management Fees" section bullet points on page 24 are replaced with the following:

 o 5/96 of 1% of the value of net assets up to and including $100 million;
 o 1/24 of 1% of the value of net assets over $100 million and not over $250 million;
 o 9/240 of 1% of the value of net assets over $250 million and not over $10 billion;
 o 11/300 of 1% of the value of net assets over $10 billion and not over $12.5 billion;
 o 7/200 of 1% of the value of net assets over $12.5 billion and not over $15 billion;
 o 1/30 of 1% of the value of net assets over $15 billion and not over $17.5 billion;
 o 19/600 of 1% of the value of net assets over $17.5 billion and not over $20 billion;
 o 3/100 of 1% of the value of net assets over $20 billion and not over $35 billion;
 o 37/1250 of 1% of the value of net assets over $35 billion and not over $50 billion; and
 o 73/2500 of 1% of the value of net assets in excess of $50 billion.

               Please keep this supplement for future reference.